UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 7, 2004

ST. JOHN KNITS INTERNATIONAL, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-73107	52-2303510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17622 Armstrong Avenue, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(949) 863-1171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 7, 2004, St. John Knits International, Incorporated (the “Company”) loaned Richard Cohen, its Chief Executive Officer, and his wife $2,025,000 to facilitate their purchase of a home in California. The loan is evidenced by a Mortgage Note dated December 7, 2004 issued by Mr. and Mrs. Cohen to the Company which bears interest at 5% per annum and is secured by a Mortgage of the same date on Mr. and Mrs. Cohen’s current residence in New York. The Mortgage Note is due upon the earlier of (i) June 7, 2006 and (ii) the sale or transfer of the Cohen’s New York residence.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2004	ST. JOHN KNITS INTERNATIONAL, INCORPORATED
(Registrant)

	By:	/s/ Roger G. Ruppert
Roger G. Ruppert
Executive Vice President, Finance and
Chief Financial Officer

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